WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market Fund

Q U A R T E R L Y

R E P O R T

June 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended June 30, 2002.

Period Ended	Value of Initial $ 10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	–2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Dec. 31, 2001	11,033	14	13,743	24,790	8.4
June 30, 2002	10,905	14	13,875	24,794	0.0 †

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended June 30, 2002, was 3.0%, 6.2% and 6.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $13,494. This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 1/1/02 through 6/30/02

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
June 30, 2002 – Quarterly Report

     July 7, 2002

Dear Fellow Shareholder:

     The Fixed Income Fund’s total return for the second quarter was a rather disappointing +0.2% (discussion of the reasons are later in this report). Interest income contributed about 1.2% of this gain (after deducting fees and expenses), and (both unrealized and realized) depreciation of our bonds accounted for the balance of –1.0%. This brings our year to date return to zero, certainly less than exciting news.

     The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods.

	1-Year	5-Years	10-Years

Fixed Income Fund	3.0%	6.2%	6.2%
Average Intermediate Investment Grade Fixed Income Fund*	6.7%	6.4%	6.6%

*Source: Lipper Analytical Services

     The following table and chart show a profile of our portfolio and asset allocation as of June 30:

Average Maturity	5.2 years
Average Duration	1.9 years
Average Coupon	5.0%
30-Day SEC Yield at 6-30-02	4.6%
Average Rating	AA

Overview

     The second quarter witnessed an increasing crisis of confidence among investors (both stock and bond), as reports of corporate mismanagement and accounting fraud were an all too frequent occurrence. Fears of credit risk and corporate fraud were heightened with the news that WorldCom had blatantly violated accounting principles (and quite potentially securities laws) while misleading investors to the tune of nearly $4 billion. This latest transgression triggered fears of other accounting scandals yet to be revealed and the potential ramifications for the economy.

     The result was a continuation of a slide in stock prices and a flight to the relative safety of Treasury and other high quality bonds. Yields for these “safe” investments fell (prices rose) and helped many bond investors experience positive returns during the quarter. However, many bond prices fell significantly, especially corporate bonds in the telecommunications and cable industries, as investors struggled with the real risk of high leverage and the perceived risk of owning the next corporate “blow-up”.

     Against this backdrop of accounting shenanigans and investor worry, economic news was better than investors’ reaction on Wall Street, and continued to provide evidence that a double-dip recession scenario is unlikely. Fears of consumers closing their wallets to new purchases has yet to materialize as evidenced by good news on housing (as reflected in record new home sales and mortgage applications) as well as healthy chain store and auto sales. In addition, the manufacturing sector (in a multi-year recession of its own) has shown signs of life.

     The Federal Reserve remained on the sideline during the quarter, deciding to leave short-term interest rates at four decade lows until further evidence of economic strength surfaces (namely business spending) or until inflation (long dormant if not declining) picks up. Given what appears to be the early stages of an economic recovery, it seems plausible that the Fed may be willing to allow inflation to creep up to allow those with leveraged balance sheets (both corporate and consumer) some breathing room to repay future debts with cheaper dollars, and/or to insure that the U.S. economy avoids the deflationary spiral that has gripped Japan for the last decade.

Portfolio Review and Outlook

     As the chart at the beginning of this report painfully reflects, the performance of our portfolio as compared to a broad cross-section of like-managed (intermediate-term investment grade) mutual funds for the past quarter (and year) has been poor. While our absolute returns have been positive, our relative returns over the past year (especially the most recent quarter) have lagged. Why has that happened and should you as investors be concerned?

     For starters, it’s necessary to understand where our performance actually comes from. Besides the relatively predictable “coupon” return (currently approximately 5%) we receive on our portfolio, the two most important risk factors that impact both the absolute and relative return of our Fund over time are interest-rate risk and credit risk.

     Interest-rate risk comes into play whenever an investor lends money longer than one day. Interest rates, like the stock market, change daily based on investors’ expectations of future economic growth and inflation, causing bond prices to fluctuate. Other variables being equal, the longer the term to maturity of a fixed-income investment, the greater interest-rate changes will impact the price of that investment (positive when rates fall and negative when they rise). In managing the Fixed Income Fund, we have operated under the assumption that predicting the direction of interest rates is as hard as predicting the direction of the stock market and so have strived to avoid making any investment where success depended upon a correct interest-rate forecast. We have tended to err on the side of conservatism when interest rates are low (as they are presently). This has historically allowed us to perform well when interest rates are rising, since our shorter average-life portfolio should be less impacted by rising rates. In exchange, we could also underperform when interest rates fall rapidly as they did in the second quarter (especially Treasury rates). However, I believe this had only a modest impact on our relative performance in the second quarter and has historically balanced itself out over time.

     That leaves credit risk. While predominantly managing a portfolio of high quality bonds with minimal credit risk, our Fund’s performance has been enhanced over the years by selectively adding securities whose credit risk presented favorable risk/reward characteristics (Redwood Trust convertible preferred is a good example). This portion of our portfolio has historically been small (never more than 15%), but its contribution to returns over time has been material.

     Unfortunately, this component resulted in a drag on our Fund’s performance over the past six months (especially in the second quarter). While 90+% of our portfolio performed well during the second quarter (prices rose), three (Adelphia, Qwest and Worldcom) of our investments performed poorly enough to wipe out these positive results. All three fell on liquidity concerns about excess leverage. In addition, two (Adelphia and Worldcom) saw prices of their securities fall dramatically primarily as a result of revelations of alleged corporate fraud. Qwest bond prices fell due to concerns over the outcome of a pending SEC investigation and fundamental worries about its business prospects. In fact, most bonds in the telecommunications and cable industry fell during the second quarter as investors judged them “guilty by association”.

     As a group, these three investments likely contributed roughly –3% (realized and unrealized) to our performance in the first half of the year. Worldcom was sold in the second quarter, but we continue to hold both our Adelphia and Qwest stakes (0.4% and 1.2%, respectively at June 30). The eventual outcome for both Adelphia and Qwest is uncertain, but I feel it is possible we may realize significantly more than their current market prices.

     What about the remaining 90+% of our portfolio? While it’s impossible to say with certainty that there are no more credit problems lurking in our portfolio, 72.9% of our portfolio is invested in U.S. government securities (treasuries or agencies) or mortgage-backed securities where credit risk is minimal to zero. The balance of our portfolio is invested in a diversified selection of corporate bonds and other investments with favorable risk/reward characteristics whose prospects appear sound.

     Overall, our investment approach remains unchanged. We will continue to invest in a portfolio of mostly high quality, short- to intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We will also search for other fixed-income-related investments that have favorable risk/reward characteristics. In situations where we are assuming credit risk, we will strive to determine we are being adequately compensated.

     This strategy may act as a drag on returns should interest rates continue to decline sharply. However, given the reflationary stance of the Federal Reserve, coupled with the prospect of increased government spending (and therefore budget deficits), I feel that a more conservative stance is warranted.

     If you have any questions about our investments or strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities
June 30, 2002
(Unaudited)

Rating	Face amount		Cost	Value
		CORPORATE BONDS — 19.9%
	$ 750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$ 750,000	$ 756,437
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	998,031	1,058,251
BBB+	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,263	1,029,962
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	266,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,073,310
D	750,000	Century Communications Sr. Notes 9.5% 3/01/05	776,399	228,750
BBB+	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,666	623,201
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	992,287	968,690
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	976,359	1,038,096
BB	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	894,709	605,000
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,987	503,451
AA-	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	1,003,861
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,028	1,036
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,047,904	1,067,616

		Total Corporate Bonds	10,786,633	10,223,911

		MORTGAGE-BACKED SECURITIES — 17.2%
AAA	62,213	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Estimated Average Life 0.1 years)	61,162	62,342
AAA	476,213	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Estimated Average Life 0.3 years)	465,953	480,807
AAA	299,004	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Estimated Average Life 0.4 years)	296,553	303,187
AAA	4,754	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.6 years)	4,754	4,903
AAA	748,257	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Estimated Average Life 0.6 years)	761,681	757,703
AAA	505,062	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 0.7 years)	501,421	517,307
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Estimated Average Life 0.8 years)	1,002,728	1,030,086
AAA	2,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 12/15/23 (Estimated Average Life 2.5 years)	2,068,223	2,058,454
AAA	520,669	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.1 years)	520,106	537,301
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28 (Estimated Average Life 4.2 years)	1,029,654	1,033,994

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value
		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	$ 1,000,000	Freddie Mac REMIC Planned Amortization Class 6.5% 1/15/27 (Estimated Average Life 4.4 years)	$ 1,026,839	$ 1,035,823

AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23 (Estimated Average Life 4.6 years)	1,002,750	1,039,182

		Total Mortgage-Backed Securities	8,741,824	8,861,089

		TAXABLE MUNICIPAL BONDS — 1.7%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	327,313	357,065
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	528,060
AAA	10,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	10,000	10,347

		Total Taxable Municipal Bonds	837,313	895,472

		U.S. GOVERNMENT AND AGENCY SECURITIES — 23.0%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,140,808
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,294	541,672
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,019,264
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	999,589
AAA	5,000,000	U.S. Treasury Note 5.0% 8/15/11	5,161,968	5,071,010
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,906	1,012,148
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,004,074	1,021,684

		Total U.S. Government and Agency Securities	11,666,242	11,806,175

	Shares
		COMMON STOCKS — 0.7%
	46,500	Hanover Capital Mortgage Holdings, Inc.	402,650	380,370

		CONVERTIBLE PREFERRED STOCKS — 3.0%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,543,625

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Shares		Cost	Value
		NON-CONVERTIBLE PREFERRED STOCKS — 0.6%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	$ 217,000	$ 278,500

		SHORT-TERM SECURITIES — 32.7%
	$ 2,854,168	Wells Fargo Government Money Market Fund	2,854,168	2,854,168
AAA	14,000,000	U.S. Treasury Bill due 9/05/02	13,956,995	13,958,672

		Total Short-Term Securities	16,811,163	16,812,840

		Total Investments in Securities	$50,687,900	50,801,982

		Other Assets Less Liabilities — 1.2%		623,105

		Total Net Assets — 100%		$ 51,425,087

		Net Asset Value Per Share		$ 11.06

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
June 30, 2002 – Quarterly Report

     July 10, 2002

Dear Shareholder:

     The yield on the Government Money Market Fund was mostly unchanged during the second quarter. As of June 30th, the 7-day and 30-day yields of our portfolio were both 1.2%.*

     The Federal Reserve remained on the sideline during the second quarter, deciding to leave short-term interest rates at four decade lows until further evidence of economic strength surfaces (such as business spending) or until inflation (long dormant if not declining) picks up.

     Much of the discussion in these letters over time has focused on the actions of the Federal Reserve. The reason for this is that investors in any money market fund (ours included) will continue to be directly impacted by the Fed’s actions with respect to monetary policy and its effect on short-term interest rates. The changes in short-term interest rates (namely the Fed Funds rate) that the Fed uses in conducting monetary policy will largely influence the level of our, as well as other money market funds’ returns, since the maturities of our securities are so short (90 day maximum average portfolio maturity). Since we are continuously reinvesting parts of our portfolio, our yield will change fairly quickly to reflect changes in the “going rate” in the short-term government security market. The decrease in yield of our Fund over the past year is evidence of this sensitivity to short-term interest rates.

     Overall, it still seems plausible that the next move by the Fed may be to raise short-term interest rates as the economy improves, leading to better reinvestment opportunities for our Fund. However, this improvement may be slow in coming as the low interest-rate environment we are currently experiencing may remain with us longer than I would have thought a few months ago. The tenuous nature of the present economic recovery coupled with the turmoil in the financial markets may prompt the Fed to remain accommodative (i.e., lower interest rates) in its monetary policy stance.

     Since our Fund is allowed to own only U.S. Government and Government agency securities, the portfolio should never provide exciting reading. In fact, it is the avoidance of “excitement” that leads investors to own funds of this type. Our strategy is to invest in liquid short-term Government securities that have a weighted-average maturity of less than 90 days. Over time our Fund’s yield should closely track Treasury bill rates.

     If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

*	An investment in the Fund is neither insured nor guaranteed by the U. S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
June 30, 2002
(Unaudited)

Rating	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 91.7% †
AAA	$14,000,000	Federal Home Loan Bank Discount Note 1.734% 8/21/02	$13,966,184
AAA	31,000,000	U.S. Treasury Bill 1.718% 9/05/02	30,904,135

		Total U.S. Government and Agency Securities	44,870,319

	Shares

		SHORT-TERM SECURITIES — 8.0%
	3,935,823	Wells Fargo 100% Treasury Money Market Fund	3,935,823

		Total Investments in Securities (Cost $48,806,142)**	48,806,142
		Other Assets Less Liabilities — 0.3%	139,288

		Total Net Assets — 100%	$48,945,430

†	Interest rates presented for treasury bill and discount note are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/26/2002